Exhibit 99.1

eGain Reports 37% Growth in SaaS Revenue for Fiscal 2019; Exceeds Full Year Revenue Guidance

Sunnyvale, CA (September 3, 2019) – eGain (NASDAQ: EGAN),  a leading provider of customer engagement hubs, today announced financial results for its fiscal 2019 fourth quarter and full year ended June 30, 2019.

Ashu Roy, eGain CEO, commented, “We had a solid fiscal 2019 with revenue ahead of guidance and strong cash flow. Demand for AI-powered digital automation continues to strengthen and we are stepping up growth investment, especially in the partner ecosystem. The new fiscal year is off to a good start, with strong bookings early in the first quarter.”

Fiscal 2019 Full Year Financial Highlights

•	SaaS revenue was $44.8 million, up 37% year over year (39% in constant currency).
•	Subscription revenue, which includes SaaS and legacy revenue, was $60.0 million, up 17% year over year (19% in constant currency) and comprised 89% of total revenue.
•	Total revenue was $67.2 million, up 10% year over year (12% in constant currency).
•

GAAP net income was $4.2 million, or $0.15 per share on a basic and $0.14 on a diluted basis, compared to a GAAP net loss of $2.0 million, or $(0.07) per share on a basic and diluted basis, for fiscal 2018.

•

Non-GAAP net income was $6.2 million, or $0.22 per share on a basic basis and $0.21 on a diluted basis, compared to non-GAAP net income of $1.7 million, or $0.06 per share on a basic and diluted basis, for fiscal 2018.

•	Cash provided by operations was $7.0 million, up from cash provided by operations of $6.6 million in fiscal 2018.
•	Total cash and cash equivalents, as of June 30, 2019, was $31.9 million, compared to $11.5 million as of June 30, 2018.

Fiscal 2019 Fourth Quarter Financial Highlights

•	SaaS revenue was $11.6 million, up 24% year over year (26% in constant currency).
•	Subscription revenue, which includes SaaS and legacy revenue, was $15.1 million, up 12% year over year (14% in constant currency) and comprised 90% of total revenue.
•	Total revenue was $16.8 million, up 8% year over year.
•	GAAP net income was $166,000, or $0.01 per share on a basic and diluted basis, compared to a GAAP net loss of $536,000, or $(0.02) per share on a basic and diluted basis, for Q4 2018.
•	Non-GAAP net income was $659,000, or $0.02 per share on a basic and diluted basis, compared to non-GAAP net income of $300,000, or $0.01 per share on a basic and diluted basis, for Q4 2018.

Fiscal 2020 Financial Guidance

For the fiscal year ending June 30, 2020, eGain expects full year SaaS revenue of $53.8 million to $55.4 million (on a constant currency basis), which would represent growth between 20% and 24% year over year, total revenue of $72.0 million to $73.6 million (on a constant currency basis), which would represent growth between 7% and 10% year over year and to generate non-GAAP net income of breakeven to $2.0 million, or $0.00 to $0.06 per diluted share.

For the first quarter of fiscal 2020, eGain expects SaaS revenue of $11.8 million to $12.1 million (on a constant currency basis), which would represent growth between 23% and 26% year over year, total revenue of $16.8 million to $17.2 million (on a constant currency basis), which would represent growth between 7% and 10% year over year and to generate non-GAAP net income of $0.5 million to $1.0 million, or $0.02 to $0.03 per diluted share.

Non-GAAP Financial Measures

This press release includes non-GAAP operating income/(loss) and non-GAAP net income/(loss) as supplemental information relating to our operating results. Non-GAAP net income/(loss) is defined as net income/(loss) adjusted for stock-based compensation expense and amortization of acquired intangible assets. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. Defined in the supplemental information is SaaS and legacy revenue, where legacy revenue is defined as legacy license and associated legacy support revenue that we no longer sell. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the Company’s business.

Conference Call Information

eGain will discuss its fiscal 2019 fourth quarter and full year results today via teleconference at 2:00 p.m. Pacific Daylight Time. To access the live call, dial 888-254-3590 (US and Canada) or +1 323-994-2093 (international) and give the participant passcode 9906755. A live and archived webcast of the call will be accessible on the “Investors” section of the Company’s website at www.egain.com. In addition, a phone replay will be available approximately two hours following the end of the call and will remain available for one week. To access the call replay dial-in information, please click here.

About eGain

eGain customer engagement solutions deliver digital transformation for leading brands – powered by virtual assistance, AI, knowledge, and analytics. Our comprehensive suite of applications help clients deliver memorable, digital-first customer experiences in an omnichannel world. To find out more about eGain, visit http://www.egain.com.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and include our beliefs regarding demand for our products, including, without limitation: our belief that we see positive business and customer momentum; our belief that our pipeline and the demand for our AI-powered customer engagement platform offering is strong; expected increase in growth investment,  including the partner ecosystem; and our beliefs with respect to SaaS revenue growth and net income growth for the fiscal year ending June 30, 2020 and the first quarter of fiscal 2020. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control.  If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fiscal year ending June 30, 2020 and first quarter of fiscal 2020. The risks and uncertainties referred to above include, but are not limited to: risks associated with new product releases; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments; risks that our SaaS based revenue model and lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; the success of organization changes; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; weakened global economic conditions which may adversely affect our industry, general political or destabilizing events, including war, conflict or acts of terrorism, and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 13, 2018 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	June 30,
	2019 (*)	2018
ASSETS
Current assets:
Cash and cash equivalents	$31,860	$11,498
Restricted cash	7	6
Accounts receivable, net	20,411	7,389
Costs capitalized to obtain revenue contracts, net	740	986
Prepaid expenses	2,517	2,374
Other current assets	1,054	285
Total current assets	56,589	22,538
Property and equipment, net	525	559
Costs capitalized to obtain revenue contracts, net of current portion	1,777	891
Intangible assets, net	294	733
Goodwill	13,186	13,186
Other assets	1,383	1,715
Total assets	$73,754	$39,622

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$4,173	$3,905
Accrued compensation	5,480	5,706
Accrued liabilities	2,353	2,285
Deferred revenue	30,688	18,364
Capital lease obligations	—	42
Bank borrowings, net of deferred financing costs	—	259
Total current liabilities	42,694	30,561
Deferred revenue, net of current portion	5,801	7,833
Bank borrowings, net of current portion and deferred financing costs	—	8,941
Other long term liabilities	952	1,000
Total liabilities	49,447	48,335
Stockholders' equity (deficit):
Common stock	31	28
Additional paid-in capital	371,099	346,222
Notes receivable from stockholders	(88)	(85)
Accumulated other comprehensive loss	(1,459)	(1,618)
Accumulated deficit	(345,276)	(353,260)
Total stockholders' equity (deficit)	24,307	(8,713)
Total liabilities and stockholders' equity (deficit)	$73,754	$39,622

(*) Includes the impact from the adoption of ASU 2014-09 (Topic 606)

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2019	2018	2019	2018
Revenue:
Subscription	$15,144	$13,529	$60,013	$51,352
Professional services	1,679	2,060	7,219	9,955
Total revenue	16,823	15,589	67,232	61,307
Cost of revenue:
Cost of subscription	4,265	3,609	14,976	13,152
Cost of professional services	1,502	2,277	6,865	9,184
Total cost of revenue	5,767	5,886	21,841	22,336
Gross profit	11,056	9,703	45,391	38,971
Operating expenses:
Research and development	3,593	3,931	14,369	14,711
Sales and marketing	4,596	4,426	17,302	17,681
General and administrative	2,016	2,128	8,198	7,567
Total operating expenses	10,205	10,485	39,869	39,959
Income (loss) from operations	851	(782)	5,522	(988)
Interest expense, net	130	(185)	(319)	(983)
Other income (expense), net	(13)	143	(202)	(206)
Income (loss) before income tax benefit (provision)	968	(824)	5,001	(2,177)
Income tax benefit (provision)	(802)	288	(833)	186
Net income (loss)	$166	$(536)	$4,168	$(1,991)

Per share information:
Earnings income (loss) per share:
Basic	$0.01	$(0.02)	$0.15	$(0.07)
Diluted	$0.01	$(0.02)	$0.14	$(0.07)
Weighted average shares used in computation:
Basic	30,344	27,559	28,579	27,333
Diluted	31,915	27,559	30,363	27,333

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$82	$63	$323	$323
Research and development	132	49	519	493
Sales and marketing	132	75	313	341
General and administrative	80	145	468	538
Total stock-based compensation	$426	$332	$1,623	$1,695

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$67	$67	$268	$268
Research and development	—	437	170	1,747
Total amortization of intangible assets	$67	$504	$438	$2,015

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2019	2018	2019	2018
Income (loss) from operations	$851	$(782)	$5,522	$(988)
Add:
Stock-based compensation	426	332	1,623	1,695
Amortization of intangible assets	67	504	438	2,015
Non-GAAP income from operations	$1,344	$54	$7,583	$2,722

	Three Months Ended		Year Ended
	June 30,		June 30,
	2019	2018	2019	2018
Net income (loss)	$166	$(536)	$4,168	$(1,991)
Add:
Stock-based compensation	426	332	1,623	1,695
Amortization of intangible assets	67	504	438	2,015
Non-GAAP net income	$659	$300	$6,229	$1,719
Per share information:
Non-GAAP earnings per share:
Basic	$0.02	$0.01	$0.22	$0.06
Diluted	$0.02	$0.01	$0.21	$0.06
Weighted-average shares used in computation:
Basic	30,344	27,559	28,579	27,333
Diluted	31,915	29,771	30,363	27,579

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended June 30,				Growth Rates
	2019			2018
	Reported under Topic 606	Topic 606 Impact	Excluding Topic 606 Impact	Reported under Topic 605	Reported under Topic 606	Excluding Topic 606	Constant currency growth rates [1]
Revenue:
SaaS	$11,572	$187	$11,759	$9,343	24%	26%	26%
Legacy	3,572	(116)	3,456	4,186	(15%)	(17%)	(12%)
GAAP subscription	15,144	71	15,215	13,529	12%	12%	14%
GAAP professional services	1,679	203	1,882	2,060	(18%)	(9%)	(16%)
Total GAAP revenue	$16,823	$274	$17,097	$15,589	8%	10%	10%

Cost of Revenue:
GAAP subscription	$4,265			$3,609
Add back:
Amortization of intangible assets	(67)			67
Non-GAAP subscription	$4,198			$3,676

GAAP professional services	$1,502			$2,277
Add back:
Stock-based compensation	(82)			63
Non-GAAP professional services	$1,420			$2,340

GAAP total cost of revenue	$5,767			$5,886
Add back:
Stock-based compensation	(82)			63
Amortization of intangible assets	(67)			67
Non-GAAP total cost of revenue	$5,618			$6,016	(7%)		1%

Gross Profit:
Non-GAAP subscription	$10,946			$9,853
Non-GAAP professional services	259			(280)
Non-GAAP gross profit	$11,205			$9,573	17%		16%

Operating expenses:
GAAP research and development	$3,593			$3,931
Add back:
Stock-based compensation expense	(132)			(49)
Amortization of acquired intangible assets	—			437
Non-GAAP research and development	$3,461			$4,319	(20%)		7%

GAAP sales and marketing	$4,596	$117	$4,713	$4,426
Add back:
Stock-based compensation expense	(132)			(75)
Amortization of acquired intangible assets	—			-
Non-GAAP sales and marketing	$4,464			$4,351	3%		6%

GAAP general and administrative	$2,016			$2,128
Add back:
Stock-based compensation expense	(80)			(145)
Amortization of acquired intangible assets	—			—
Non-GAAP general and administrative	$1,936			$1,983	(2%)		(3%)

GAAP operating expenses	$10,205			$10,485
Add back:
Stock-based compensation expense	(344)			(269)
Amortization of acquired intangible assets	—			437
Non-GAAP operating expenses	$9,861			$10,653	(7%)		4%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Twelve Months Ended June 30,				Growth Rates
	2019			2018
	Reported under Topic 606	Topic 606 Impact	Excluding Topic 606 Impact	Reported under Topic 605	Reported under Topic 606	Excluding Topic 606 Impact	Constant currency growth rates [1]
Revenue:
SaaS	$44,788	$338	$45,126	$32,694	37%	38%	39%
Legacy	15,225	(232)	14,993	18,658	(18%)	(20%)	(16%)
GAAP subscription	60,013	106	60,119	51,352	17%	17%	19%
GAAP professional services	7,219	(533)	6,686	9,955	(27%)	(33%)	(26%)
Total GAAP revenue	$67,232	$(427)	$66,805	$61,307	10%	9%	12%

Cost of Revenue:
GAAP subscription	$14,976			$13,152
Add back:
Amortization of intangible assets	(268)			(268)
Non-GAAP subscription	$14,708			$12,884

GAAP professional services	$6,865			$9,184
Add back:
Stock-based compensation	(323)			(323)
Non-GAAP professional services	$6,542			$8,861

GAAP total cost of revenue	$21,841			$22,336
Add back:
Stock-based compensation	(323)			(323)
Amortization of intangible assets	(268)			(268)
Non-GAAP total cost of revenue	$21,250			$21,745	(2%)		0%

Gross Profit:
Non-GAAP subscription	$45,305			$38,468
Non-GAAP professional services	678			1,094
Non-GAAP gross profit	$45,983			$39,562	16%		18%

Operating expenses:
GAAP research and development	$14,369			$14,711
Add back:
Stock-based compensation expense	(519)			(493)
Amortization of acquired intangible assets	(170)			(1,747)
Non-GAAP research and development	$13,680			$12,471	10%		13%

GAAP sales and marketing	$17,302	$555	$17,857	$17,681
Add back:
Stock-based compensation expense	(313)			(341)
Amortization of acquired intangible assets	—			—
Non-GAAP sales and marketing	$16,989			$17,340	(2%)		0%

GAAP general and administrative	$8,198			$7,567
Add back:
Stock-based compensation expense	(468)			(538)
Amortization of acquired intangible assets	—			—
Non-GAAP general and administrative	$7,730			$7,029	10%		11%

GAAP operating expenses	$39,869			$39,959
Add back:
Stock-based compensation expense	(1,300)			(2,626)
Amortization of acquired intangible assets	(170)			(1,747)
Non-GAAP operating expenses	$38,399			$35,586	8%		6%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.